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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 13, 2001



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


          0-24260                                   11-3131700
          --------                                  ----------
  (Commission File Number)                (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
          (Address of principal executive offices including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

              On June 13, 2001, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 to announce that it has overstated net service revenues for the quarters ended December 31, 2000 and March 31, 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              Not applicable.

         (c)  Exhibit
              No.

                                                                          Page
             99.1     (i) Press Release dated June 13, 2001 announcing
                          that the Company has overstated net service
                          revenues for the quarters ended
                          December 31, 2000 and March 31, 2001...........  A-1

                          (i) Filed herewith.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
   --------------------------------------------
John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: June 14, 2001